                                                                     EXHIBIT 1.2


                            4,600,000 HIGH TIDES(SM)

                              Calpine Capital Trust

                     [___]% Convertible Preferred Securities

     Remarketable Term Income Deferrable Equity Securities (HIGH TIDES)(sm)
                   (Liquidation Preference $50 per HIGH TIDES)

                    Guaranteed to the Extent Set Forth in the
                    Preferred Securities Guarantee Agreement
                            by, and convertible into
                                Common Stock of,

                               Calpine Corporation

                             UNDERWRITING AGREEMENT


                                                             October [___], 1999

CREDIT SUISSE FIRST BOSTON CORPORATION
CIBC WORLD MARKETS CORP.
ING BARINGS LLC,
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
      Eleven Madison Avenue,
        New York, N.Y. 10010-3629

Dear Sirs:

           1. Introductory. Calpine Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "TRUST"), and Calpine Corporation, a Delaware Corporation, as sponsor of the Trust and as guarantor (the "COMPANY"), propose that the Trust issue and sell 4,000,000 [___]% Convertible Preferred Securities Remarketable Term Income Deferrable Equity Securities (HIGH TIDES)(sm) (the "FIRM SECURITIES") and also propose that the Trust issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 600,000 additional HIGH TIDES ("OPTIONAL SECURITIES") as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". The Offered Securities represent undivided beneficial interests in the assets of the Trust, guaranteed by the Company as to the payment of distributions, and as to payments on liquidation or
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redemption, to the extent set forth in a guarantee agreement (the "GUARANTEE")
between the Company and The Bank of New York, as trustee (the "GUARANTEE TRUSTEE"). The proceeds of the sale by the Trust of the Offered Securities and its common securities in an aggregate liquidation amount equal to at least 3% of the total capital of the Trust (the "COMMON SECURITIES") are to be invested in the Convertible Subordinated Debentures due 2029 (the "DEBENTURES") of the Company, to be issued pursuant to an Indenture (the "INDENTURE") between the Company and The Bank of New York, as trustee (the "PROPERTY TRUSTEE"). The Offered Securities are convertible into Debentures, which are convertible into shares of common stock, par value $.001 per share, of the Company ("COMPANY COMMON STOCK"). The Company and the Trust agree with the several Underwriters named in Schedule A hereto (the "UNDERWRITERS") as follows:

           2. Representations and Warranties of the Company and the Trust. Each of the Trust and the Company jointly and severally represents and warrants to, and agrees with, the several Underwriters that:

                (a) A registration statement (No. 333-87427) relating to the Offered Securities and the shares of Company common stock ("UNDERLYING SHARES") into which the Offered Securities are convertible, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (i) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either (i) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities and the Underlying Securities into which the Offered Securities are convertible may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities and such Underlying Shares all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities and such Underlying Shares will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company and the Trust have advised the Representatives that they do not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or
(ii) if the Company or the Trust have advised the Representatives that they propose to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company and the Trust have advised the Representatives that they propose to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b).


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
"EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939 ("TRUST INDENTURE ACT") and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date (as hereinafter defined) each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company and the Trust by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.


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                (c) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act (the "TRUST ACT") with the power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Declaration of Trust (the "DECLARATION") among the Company, the Bank of New
York, as Delaware trustee (the "DELAWARE TRUSTEE"), the Bank of New York, as Property trustee (the "PROPERTY TRUSTEE"), the administrative trustees named therein (the "ADMINISTRATIVE TRUSTEES" and, collectively with the Delaware Trustee and the Property Trustee, the "ISSUER TRUSTEES") and the holders from time to time, of the Offered Securities and the Common Securities, the Remarketing Agreement (the "REMARKETING AGREEMENT") among the Company, the
Trust, The Bank of New York, as Tender Agent, and Credit Suisse First Boston Corporation, as Remarketing Agent, and the agreements and instruments contemplated by the Declaration, the Remarketing Agreement and the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration, the Remarketing Agreement and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

                (d) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                (e) Each Subsidiary of the Company (x) other than those Subsidiaries specified in clause (y) of this subparagraph has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; or (y) that is not a corporation is a limited partnership, a limited liability company or business trust, has been duly formed and is validly existing as a limited partnership, a limited liability company or a business trust, as the case may be, in good standing under the laws of the jurisdiction of its formation, and has full power and authority to own its properties and conduct its business as described in the Prospectus; each Subsidiary of the Company is duly qualified to do business as a foreign corporation, limited partnership limited liability company or business trust, as the case may be, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; except as set forth on Schedule B hereto, the capital stock of each Subsidiary owned by the Company, directly or through Subsidiaries, is owned free from liens, encumbrances and defects; and the Company is not a general partner in any partnership. For purposes of this agreement, "SUBSIDIARY" means, as applied to any person, any corporation, limited or general partnership, trust, association or other business entity of which an aggregate of at least 50% of the outstanding Voting Shares or an equivalent controlling interest herein, of such person is, at any time, directly or indirectly, owned by such person and/or one or more subsidiaries of such person, including with respect to the Company, the Trust. For purposes of the definition of "Subsidiary", "VOTING SHARES," means with respect to any corporation, the capital stock having the general voting power under ordinary circumstances to elect at least a majority of the board of directors (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).


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
                (f) The Offered Securities have been duly authorized by the Trust, and when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been validly issued, fully paid and nonassessable preferred undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Offered Securities is not subject to preemptive or other similar rights; the Offered Securities will have the rights set forth in the Declaration, and the Offered Securities when issued and delivered against payment therefor as provided herein will be, and the Declaration, when duly executed and delivered, will be, valid and binding obligations of the Trust.

                (g) The Common Securities have been duly and validly authorized by the Trust and upon delivery by the Trust to the Company against payment therefor as described in the Prospectus, will be duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                (h) The Guarantee, the Debentures, the Declaration, the Indenture, the Remarketing Agreement, the Common Securities Purchase Agreement between the Trust and the Company (the "COMMON SECURITIES PURCHASE AGREEMENT") and the Common Securities Guarantee Agreement by the Company for the benefit of the holders of the Common Securities (the "COMMON SECURITIES GUARANTEE AGREEMENT", and collectively with the Guarantee, the Debentures, the Declaration, the Indenture, the Remarketing Agreement and the Common Securities Purchase Agreement, the "COMPANY AGREEMENTS") have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Declaration, by the Issuer Trustees, in the case of the Indenture, by the Debenture Trustee, in the case of the [Common Securities Purchase Agreement], by the Trust and, in the case of the Debentures, when validly issued by the Company and validly authenticated and delivered by the Debenture Trustee and paid for by the Trust, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debentures are entitled to the benefits of the Indenture; and the Company Agreements will conform in all material respects to the descriptions thereof in the Prospectus.

                (i) When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date, such Offered Securities will be exchangeable for Debentures which will be convertible into the Underlying Shares of the Company in accordance with their terms and the terms of the Declaration; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Company Common Stock and the Underlying Shares conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities, the Debentures or the Underlying Shares.

                (j) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Trust or the Company and any person that would give rise to a valid claim


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
against the Trust, the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                (k) Except as set forth on Schedule B hereto, there are no contracts, agreements or understandings between the Trust or the Company and any person granting such person the right to require the Trust or the Company to file a registration statement under the Act with respect to any securities of the Trust or the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                (l) The Underlying Shares will be approved for listing on The New York Stock Exchange prior to the Closing Date subject to official notice of issuance.

                (m) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or the Company Agreements in connection with the issuance and sale of the Offered Securities by the Trust, the distribution of the Debentures pursuant to or upon liquidation of the Trust, the conversion of the Debentures into the Underlying Shares, the issuance by the Company of the Debentures and the Guarantee or the purchase of the Debentures by the Trust, except such as have been obtained and made under the Act and Trust Indenture Act and such as may be required under state securities laws.

                (n) The execution, delivery and performance of this Agreement and the Company Agreements by the Trust and the Company, as applicable, the issuance and sale of the Offered Securities by the Trust and the Debentures by the Company and compliance with the terms and provisions of each of the foregoing by the Trust and the Company, as applicable, the distribution of the Debentures pursuant to or upon dissolution or liquidation of the Trust; the purchase of the Debentures by the Trust the conversion of Debentures into common stock of the Company and the consummation by the Company and Trust of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, the Trust or any Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company, the Trust or any such Subsidiary is a party or by which the Company, the Trust or any such Subsidiary is bound or to which any of the properties of the Company, the Trust or any such Subsidiary is subject, or the organizational documents of the Company, the Trust or any such Subsidiary, and the Trust has full power and authority to authorize, issue and sell the Offered Securities, and the Company has full corporate power and authority to authorize and issue the Debentures and the Guarantee, as contemplated by this Agreement.

                (o) This Agreement has been duly authorized, executed and delivered by the Company and the Trust.

                (p) Except as disclosed in the Prospectus, Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.


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
                (q) Except as disclosed in the Prospectus, the Trust will on the Closing Date have good and valid title to all the Debentures, free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by the Trust.

                (r) The Company and its Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

                (s) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company or the Trust, is imminent that might have a Material Adverse Effect.

                (t) The Company and its Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                (u) Except as disclosed in the Prospectus, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                (v) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company or the Trust to perform their respective obligations under, or contemplated by, this Agreement, the Company Agreements, or which are otherwise material in the context of the sale of the Offered Securities or the Debentures; and no such actions, suits or proceedings are threatened or, to the knowledge of the Company or the Trust, contemplated.

                (w) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and , except as otherwise disclosed


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
in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                (x) The statistical and market-related data (other than market-related data and statistical data provided by the Company) included in the Registrations Statements and Prospectus are based on or derived from sources which the Company believes to be reliable and accurate, it being understood, however, that the Company has conducted no independent investigation of the accuracy thereof.

                (y) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                (z) The Trust and the Company are not and, after giving effect to the offering, the sale of the Offered Securities and the Debentures, and the application of the proceeds thereof as described in the Prospectus, and the consummation of the transactions contemplated by the Company Agreements, will not be an "INVESTMENT COMPANY" as defined in the Investment Company Act of 1940.

                (aa) Neither the Company nor any of its Subsidiaries is (i) subject to regulation as a "HOLDING COMPANY" or a "SUBSIDIARY COMPANY" of a holding company or a "PUBLIC UTILITY COMPANY" under Section 2(a) of the Public Utility Holding Company Act of 1935 ("PUHCA"), (ii) subject to regulation under the Federal Power Act, as amended ("FPA"), other than as contemplated by 18 C.F.R. Section 292.601(c) or (iii) subject to any state law or regulation with respect to rates or the financial or organizational regulation of electric utilities, other than as contemplated by 18 C.F.R. Section 292.602(c).

                (bb) Each of the power generation projects in which the Company or its Subsidiaries has an interest (the "PROJECTS") which is subject to the requirements under the Public Utility Regulatory Policies Act of 1978, as amended (16 U.S.C. Section 796, et seq.), and the regulations of the Federal Energy Regulatory Commission ("FERC") promulgated thereunder, as amended from time to time, necessary to be a "QUALIFYING COGENERATION FACILITY" and/or a "QUALIFYING SMALL POWER PRODUCTION FACILITY" meets such requirements.

                (cc) The Company is subject to Section 13 or 15(d) of the Exchange Act.

                (dd) The Company and its Subsidiaries have implemented a program to analyze and address the risk that the computer hardware and software used by them may be unable to recognize and properly execute date sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "YEAR 2000 PROBLEM"), and reasonably believes based on its assessment to date that such risk will be remedied on a timely basis without material expense and will not have a Material Adverse Effect; and the

Company has inquired of its material vendors and suppliers as to their preparedness for the Year 2000 Problem and has disclosed in the Registration Statement any issues that might reasonably be expected to have a Material Adverse Effect. The Company is in compliance with the Commission Release No. 33-7609 related to Year 2000 compliance, as amended to date.

           3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Trust and the Company agree that the Trust shall sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, at a purchase price of $50 per Offered Security plus accumulated distributions from [ ] to the First Closing Date (as hereinafter defined), the respective number of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

           The Trust will deliver against payment of the purchase price the Firm Securities in the form of one or more permanent global Securities in definitive form (the "FORM GLOBAL SECURITIES") deposited with the Property Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Firm Securities shall be made by the Underwriters in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn to the order of Calpine Corporation at the office of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, NY 10022-3897, at 9:00 A.M., (New York time), on, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE", against delivery to the Trustee as custodian for DTC of the Firm Global Securities representing all of the Firm Securities. The Firm Global Securities will be made available for checking at the above office of Skadden, Arps, Slate, Meagher & Flom LLP, at least 24 hours prior to the First Closing Date.

           In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per liquidation amount of Offered Securities (including any accumulated distributions thereon to the related Optional Closing Date) to be paid for the Firm Securities. The Trust and the Company agree that the Trust shall sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Trust and the Company.

           Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional

Securities is given. The Company will deliver against payment of the purchase price the Optional Securities being purchased on each Optional Closing Date in the form of one or more permanent global securities in definitive form (each, an "OPTIONAL GLOBAL SECURITY") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Payment for such Optional Securities shall be made by the Underwriters in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of Calpine Corporation at the office of Skadden, Arps, Slate, Meagher & Flom LLP., against delivery to the Property Trustee as custodian for DTC of the Optional Global Securities representing all of the Optional Securities being purchased on such Optional Closing Date.

           As compensation for the Underwriters' commitments, the Company will pay to CSFBC the sum of $[___] per Offered Security times the total number of Offered Securities purchased by the Underwriters on each Closing Date as commissions for the sale of the Offered Securities under this Agreement. Such payment will be made on each Closing Date with respect to the Offered Securities purchased on such Closing Date.

           4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

           5. Certain Agreements of the Trust and the Company. Each of the Trust and the Company, jointly and severally, agrees with the several Underwriters that:

                (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Trust and the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or
(B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

           The Company and the Trust will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company and the Trust will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                (b) The Trust and the Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Trust and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Trust and the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at their own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

                (e) The Company will furnish to the Representatives copies of each Registration Statement [((1)] of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Trust and the Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                (f) The Trust and the Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

                (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

------------

      (1) Number to include one copy for each Representative and one copy for counsel for the Underwriters.

                (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities and related securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Securities, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities and related securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                (i) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not, and will not permit its Subsidiaries to, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act (other than a registration statement on Form S-8) relating to any additional shares of (A) any preferred securities, any preferred stock or any other securities of the trust (other than the Offered Securities or the Common Securities), (B) any preferred stock or any other security of Calpine that is substantially similar to the Offered Securities, (C) any shares of common stock of Calpine other than shares of common stock issuable upon conversion of the Offered Securities and/or the Debentures or (D) any other securities which are convertible into, or exchangeable or exercisable for, any of (A) through (D), or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC except (i) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, (ii) issuances of Company Common Stock pursuant to the exercise of such options, (iii) the exercise of any other employee stock options outstanding on the date hereof or (iv) the issuance and sale of Company Common Stock pursuant to an Underwriting Agreement, dated as of the date hereof, between the Company, CSFBC and the other underwriters party thereto.

           6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Trust and the Company herein, to the accuracy of the statements of officers of the Trust and the Company made pursuant to the provisions hereof, to the performance by the Trust and the Company of its obligations hereunder and to the following additional conditions precedent:

                (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                          (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                          (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                          (iii)on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                     (A) the unaudited financial statements included in the
                Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                     (B) the unaudited consolidated net sales, net operating
                income and summary of earnings, net income and net income per share amounts for the 3-month periods ended September 30, 1999 and 1998 included in the Prospectus, if any, do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                     (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                     (D) for the period from the closing date of the latest
                income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net revenues, or net operating income or in the total or per share amounts of consolidated net income or in the ratio of earnings to fixed charges and preferred stock dividends combined, except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                          (iv) on the basis of their review of the unaudited pro forma financial statements, selected consolidated financial data and ratio of earnings to fixed charges included in the Registration Statement and inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited pro forma financial, selected consolidated financial data and ratio of earnings to fixed charges statements included in the Registration Statement do not each comply as to form in all material respects with the applicable accounting requirements under the Act; and

                          (v) they have compared specified dollar amounts
      (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its Subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements. All financial statements and schedules(2) included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

                (b) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), from Moss Adams LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company or its Subsidiaries subject to the internal controls of the Company's or such Subsidiaries' accounting systems or are derived directly from such records by analysis or computation) with the results obtained from

-------------

      (2) If no schedules included in material incorporated by reference, delete "and schedules".

inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                (c) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

                (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company or the Trust (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                (e) The Representatives shall have received an opinion, dated such Closing Date, of Brobeck Phleger & Harrison LLP , counsel for the Company, to the effect that:

                          (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                          (ii) (A) The Indenture has been duly authorized, executed and delivered and has been duly qualified under the Trust Indenture Act; (B) the Offered Securities and the Debentures delivered on such Closing Date and the Guarantee have been duly authorized, executed, authenticated, issued and delivered and conform to the description thereof contained in the Prospectus; (C) the Indenture, the Debentures delivered on such Closing Date and the Guarantee constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, and (D) assuming the due authorization, execution and authentication of the Declaration and the Offered Securities, the Declaration and the Offered Securities constitute valid and legally binding obligations of the Trust enforceable in accordance with their terms, subject, in the case of clauses (C) and (D), to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                          (iii) The Offered Securities delivered on such Closing Date have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus;

                          (iv) The Offered Securities delivered on such Closing Date are exchangeable for Debentures which will be convertible into the Underlying Shares of the Company in accordance with the Declaration and the Indenture; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding Underlying Shares have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities, the Debentures or the Underlying Shares;

                          (v) Except as set forth on Schedule B hereto, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                          (vi) The Trust and the Company are not and, after giving effect to the offering and sale of the Offered Securities and the Debentures and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.


                          (vii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Trust or the Debentures by the Company, except such as have been obtained and made under the Act, the Trust Indenture Act and such as may be required under state securities laws;

                          (viii) The execution, delivery and performance of this Agreement, the Declaration, the Indenture, the Guarantee, the Common Securities Purchase Agreement and the Remarketing Agreement, and the issuance and sale of the Offered Securities, the Debentures and the Guarantee and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or the charter, by-laws or other governing document of the Company or any such Subsidiary, and the Trust has full power and authority to authorize, issue and sell the Offered Securities, and the Company has full power and authority to authorize, issue and sell the Debentures, each as contemplated by this Agreement;

                          (ix) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; such counsel have no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus and the statements in the Registration Statement and the Prospectus under the caption "The Remarketing," "The Remarketing Agent," "Description of HIGH TIDES," "Description of Convertible Subordinated Debentures," "Description of the Guarantee," and "Description of Capital Stock," insofar as such statements constitute summaries of the legal matters, documents and governmental proceedings referred to therein, fairly summarize and the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus; and

                          (x) This Agreement has been duly authorized, executed and delivered by the Company.

                (f) The Representatives shall have received an opinion, dated such Closing Date, of Lisa Bodensteiner, General Counsel of the Company, to the effect that:

                          (i) Each Subsidiary of the Company (x) other than the Trust and those Subsidiaries specified in clause (y) of this Section 6(f)(i) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own its property and to conduct its business as described in the Prospectus or (y) that is not a corporation is a limited partnership or a limited liability company, has been duly formed and is validly existing as a limited partnership or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its formation, and has full power and authority to own its property and to conduct its business as described in the Prospectus; and, in either case, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and the Company is not a general partner in any partnership;

                          (ii) The Company and each of its Subsidiaries possess adequate certificates, authorities, licenses or permits issued by appropriate governmental agencies or bodies necessary to conduct the business as now operated by them as described in the Prospectuses and such counsel is not aware of the receipt of any notice of proceedings relating to the revocation or modification of any such certificate, authority, license or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries, taken as a whole;

                          (iii) The contracts and agreements of the Company and its Subsidiaries and affiliates described in the Prospectus under "Business - Description of Facilities" conform in all material respects to the descriptions thereof contained in the Prospectus, and the statements in the Prospectus under the captions "Management", "Certain Transactions""Business - Project Development and Acquisitions", "Business
      - Legal Proceedings" and "Business - Governmental Regulation", insofar as such statements constitute summaries of the legal matters, documents and governmental proceedings referred to therein fairly summarize and present the information required to be shown;

                          (iv) Such counsel is of the opinion that the Company and each Subsidiary of the Company (i) is in compliance with any and all applicable environmental laws, (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with environmental laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company; and

                          (v) To such counsel's knowledge, neither the Company nor any of its Subsidiaries is (i) subject to regulation as a "HOLDING COMPANY" or a "SUBSIDIARY COMPANY" of a holding company or an "AFFILIATE" of a Subsidiary or holding company or a "PUBLIC UTILITY COMPANY" under
      Section 2(a) of PUHCA, (ii) subject to regulation under the FPA, other than as contemplated by 18 C.F.R. Section 292.601(c) or (iii) subject to any state law or regulation with respect to the rates or the financial or organizational regulation of electric utilities, other than as contemplated by 18 C.F.R. Section 292.602(c).

           In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the corporate law of the State of Delaware, upon opinions of other counsel, who shall be counsel reasonably satisfactory to counsel for the Underwriters, in which case (i) the opinion of such other counsel shall also be addressed to the Underwriters and (ii) the opinion of Brobeck Phleger & Harrison LLP shall state that in their opinion, they and the Underwriters are justified in relying on such other counsel's opinion.

                (g) The Representatives shall have received an opinion, dated such Closing Date, of Richard, Layton & Finger, P.A., special Delaware counsel to the Trust and the Company, to the effect that:

                          (i) The Trust has been duly created and is validly existing as a business trust in good standing under the laws of the State of Delaware. All filings required under the Business Trust Act with respect to the creation and valid existence of the Trust as a Delaware business trust have been made. Under the Business Trust Act and the Declaration, the Trust has all requisite trust power and authority to own its property and conduct its business as described in the Prospectus.

                          (ii) Under the Business Trust Act and the
      Declaration, the Trust has requisite trust power and authority to authorize, issue and sell the Offered Securities and the Common Securities as contemplated by this Agreement, the Common Securities Purchase Agreement, the Prospectus and the Declaration and to execute, deliver and perform its obligations under this Agreement and the Common Securities Purchase Agreement.

                          (iii) The Offered Securities have been duly authorized for issuance by the Declaration and, when issued, executed, authenticated, delivered and paid for in accordance with the terms of the Declaration and the terms of this

      Agreement, will be fully paid and, subject to the limitation set forth in paragraph (iv) below, non-assessable undivided beneficial interests in the assets of the Trust and will entitle the holders thereof to the benefits of the Declaration except to the extent that enforcement of the Declaration may be limited by (a) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance or transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (b) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution. Under the Declaration and the Business Trust Act, the issuance of the Offered Securities and the Common Securities is not subject to preemptive rights.

                          (iv) Each holder of Offered Securities, in such capacity, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, provided, however, we express no opinion with respect to the liability of any holder of Offered Securities who is, was or may become a named Trustee of the Trust. We note, however, that the holders of the Offered Securities may be required to make payment or provide indemnity or security as set forth in the Declaration.

                          (v) Under the Declaration and the Business Trust Act, the execution and delivery by the Trust of this Agreement and the Common Securities Purchase Agreement, and the performance of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

                (h) The Representatives shall have received an opinion, dated such Closing Date, of [TO COME], special counsel to the Property Trustee, Guarantee Trustee and Debenture Trustee, to the effect that:

                          (i) The Property Trustee, Guarantee Trustee and Debenture is each a banking corporation duly incorporated and validly existing under the laws of the State of New York.

                          (ii) The execution, delivery and performance by the Property Trustee of the Amended and Restated Declaration of Trust, the execution, delivery of performance by the Guarantee Trustee of the Guarantee Agreement and the execution, delivery and performance by the Debenture Trustee of the Indenture have been duly authorized by all necessary corporate action on the part of the Property Trustee, the Guarantee Trustee and the Debenture Trustee, respectively. The Amended and Restated Declaration of Trust, the Guarantee Agreement and the Indenture have been duly executed and delivered by the Property Trustee, the Guarantee Trustee and the Debenture Trustee, respectively, and the Declaration constitutes the legal, valid and binding obligation of the Property Trustee, enforceable against the Property Trustee in accordance with its terms, except as enforcement thereof may be limited by (a) bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (c) considerations of public policy and the effect of applicable law relating to fiduciary duties.

                          (iii) The execution, delivery and performance of the Amended and Restated Declaration of Trust, the Guarantee Agreement and the Indenture by the Property Trustee, the Guarantee Trustee and the Debenture Trustee, respectively, do not violate or constitute a breach of the Articles of Organization or Bylaws of the Property Trustee, the Guarantee Trustee or the Debenture Trustee, respectively, or the terms of any indenture or other agreement or instrument actually known to such counsel and to which the Property Trustee, the Guarantee Trustee or the Debenture Trustee, respectively, is a party or is bound or any judgment, order or decree actually known to such counsel to be applicable to the Property Trustee, the Guarantee Trustee or the Debenture Trustee, respectively, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Property Trustee, the Guarantee Trustee or the Debenture Trustee, respectively.

                          (iv) No consent, approval or authorization of, or registration with or notice to any federal or state banking authority is required for the execution, delivery or performance by the Property Trustee, the Guarantee Trustee or the Debenture Trustee of the Amended and Restated Declaration of Trust, the Guarantee Agreement and the Indenture, respectively.

                (i) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                (j) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company and an Administrative Trustee of the Trust in which such officers and trustee, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company and the Trust in this Agreement are true and correct; the Company and the Trust have each complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole or of the Trust except as set forth in or contemplated by the Prospectus or as described in such certificate.

                (k) The Representatives shall have received a letter, dated such Closing Date, of Arthur Anderson LLP which meets the requirements of subsection
(a) of this Section, except that the
specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                (l) The Representatives shall have received a letter, dated such Closing Date, from Moss Adams LLP which meets the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

           The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

           7. Indemnification and Contribution. (a) The Trust and the Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Trust and the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Trust and the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

                (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Trust and the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Trust and the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each

Underwriter: the concession and reallowance figures appearing in the [    ]
paragraph under the caption "Underwriting" and the information contained in the
[   ] paragraph under the caption "Underwriting."

                (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

                (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust and the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the [offered] Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                (e) The obligations of the Trust and the Company under this Section shall be in addition to any liability which the Trust and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Trust and the Company within the meaning of the Act.

           8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate liquidation amount of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total liquidation amount of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate liquidation amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total liquidation amount of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "UNDERWRITER" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

                9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Trust and the Company or their officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Trust and the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Trust and the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Trust and the Company and the Underwriters pursuant to
Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Trust and the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

           10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company or the Trust, will be mailed, delivered or telegraphed and confirmed to it at Calpine Corporation, 50 West San Fernando Street, San Jose, California 95113, Attention:
General Counsel ; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

           11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

           12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

           13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

           14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

           Each of the Trust and the Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                            [Signature page follows.]

           If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                       Very truly yours,

                                       CALPINE CAPITAL TRUST

                                       By:
                                           -------------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------

                                       CALPINE CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

   CREDIT SUISSE FIRST BOSTON CORPORATION
   CIBC WORLD MARKETS CORP.
   ING BARINGS LLC

      Acting on behalf of themselves and as the Representatives of the several
       Underwriters

   By: CREDIT SUISSE FIRST BOSTON CORPORATION

        By:
            ------------------------------------
            Title:
                   ------------------------------

                                   SCHEDULE A

                                                                    NUMBER OF
             UNDERWRITER                                         FIRM SECURITIES
             -----------                                         ---------------
Credit Suisse First Boston Corporation.........................    [$          ]
CIBC World Markets Corp. ......................................
ING Barings LLC ...............................................



                                                                    ----------
                Total............................                   $4,000,000
                                                                    ==========

                                   SCHEDULE B

I.    Subsidiary Liens

      The Company has pledged the capital stock of certain Subsidiaries owned by the Company in connection with the project financings related to such Subsidiaries.

II.   Registration Rights

      CCNG Investment, L.P., a Texas limited partnership ("CCNG"), has demand registration rights with respect to 50,000 shares of the Company's Common Stock pursuant to the Stock Purchase Agreement dated as of May 1, 1998 by and between the Company and CCNG.